Waddell & Reed Advisors
     Funds, Inc.
        Waddell & Reed Advisors Accumulative Fund
        Waddell & Reed Advisors Core Investment Fund
        Waddell & Reed Advisors Science and
        Technology Fund

     Annual
     Report
     -------------------------------------------
     For the fiscal year ended December 31, 2000

CONTENTS


         3     Waddell & Reed Advisors Accumulative Fund

        21     Waddell & Reed Advisors Core Investment Fund


        38     Waddell & Reed Advisors Science and
                 Technology Fund

        58     Notes to Financial Statements

        67     Independent Auditors' Report

        68     Income Tax Information

        70     Directors & Officers












This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Advisors Funds, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
  December 31, 2000

An interview with Antonio Intagliata, portfolio manager of Waddell & Reed Advisors Accumulative Fund


This report relates to the operation of Waddell & Reed Advisors Accumulative Fund for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Waddell & Reed Advisors Accumulative Fund performed extremely well for the fiscal year, significantly outperforming its benchmark indexes. The Class A shares of the Fund increased 13.25 percent during the fiscal year, compared with the Lipper Multi-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 3.78 percent for the year, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 9.18 percent for the year. The Lipper category assigned to the Fund by Lipper, Inc. has changed from the previous year's report. The change resulted from Lipper's new fund classification system, which now uses a fund's portfolio holdings as the primary basis for its classification. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform its benchmark indexes during the fiscal year? We believe that the primary factor in the Fund's good performance is that value stocks outperformed growth stocks during the year. Technology and "dot-com" company stocks declined rapidly during the year and the so-called "old economy" stocks began to do well once investors rejected the strategy of buying "new economy" stocks at any price, regardless of earnings.

What other market conditions or events influenced the Fund's performance during the fiscal year?
During the latter half of the year, it seems, the concept of buying stocks at a reasonable multiple became more popular. Portfolios that maintained an exposure to stronger sectors, such as health care, financials, energy, real estate and utilities, tended to perform well.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Given the market conditions over the last half of the fiscal year, it is important to note that the manner in which we evaluate and purchase stocks has not changed. We were not unduly swayed early in 2000 by the market's emphasis on some technology companies with questionable profit potential, and we have not abandoned our traditional view of the business cycle, although we believe that it is clear that the economy has now moved to being more service-oriented and Internet-based.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Many of the issues that did poorly in 2000, such as software and telecommunications, appear to be gaining momentum again. Last year's strong performers, such as insurance stocks, seem to be rapidly declining. Money once again seems to be flowing toward the high-risk sectors. Currently, we intend to continue to emphasize growth sectors, while beginning to decrease the Fund's position in value stocks. We intend to build a modest cash reserve for use when more leadership sectors become evident. We still believe that value stocks are not likely to decline significantly. If they do, we feel that they are not likely to stay down if the economic slowdown becomes more pronounced and some of the high beta stocks do not produce the revenue and earnings numbers necessary to justify their high valuation. Should that environment present itself, we intend to switch out of growth and/or use cash to buy into value again.


Respectfully,

Antonio Intagliata
Manager
Waddell & Reed Advisors
Accumulative Fund

Comparison of Change in Value of $10,000 Investment

           Waddell & Reed Advisors Accumulative Fund, Class A Shares,
                                 S&P 500 Index
                and Lipper Multi-Cap Core Funds Universe Average

                                                           Lipper
               Waddell & Reed Advisors                  Multi-Cap
                       Accumulative                          Core
                              Fund,            S&P          Funds
                            Class A            500       Universe
                             Shares          Index        Average
                       ------------          -----       --------
     12-31-90  Purchase       9,425         10,000         10,000
     12-31-91                11,657         13,047         13,425
     12-31-92                13,312         14,042         14,590
     12-31-93                14,518         15,456         16,314
     12-31-94                14,525         15,660         16,060
     12-31-95                19,494         21,545         21,165
     12-31-96                21,868         26,492         25,420
     12-31-97                28,337         35,312         32,211
     12-31-98                34,747         45,446         38,232
     12-31-99                43,684         55,021         46,437
     12-31-00                52,489         49,968         44,682


===== Waddell & Reed Advisors Accumulative Fund, Class A Shares* -- $52,489 ----- S&P 500 Index -- $49,968
+++++ Lipper Multi-Cap Core Funds Universe Average  -- $44,682

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return+
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

   Year Ended
  12-31-00          13.25%      15.22%      18.81%        20.39%
 5 Years Ended
  12-31-00          20.47%       ---          ---         22.07%
10 Years Ended
  12-31-00          18.03%       ---          ---         ---
Since inception
  of Class++
  through 12-31-00   ---         32.68%      34.29%       22.45%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
-----------------------------------------------------------------
Accumulative Fund

                               GOALS:   To seek capital growth, with
                                        current income as a secondary goal.

                            Strategy:   Invests primarily in common stocks of
                                        largely capitalized U.S. and foreign
                                        companies.

                             Founded:   1940

        Scheduled Dividend Frequency:   Semiannually (June and December)




Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended December 31, 2000
--------------------------------------

Dividends Paid                   $0.07
                                 =====
Capital Gains Distribution       $2.34
                                 =====

Net Asset Value On
12-31-00 $8.50 adjusted to:     $10.84(A)
12-31-99                          9.14
                                 -----
Change per Share                 $1.70
                                 =====
(A) This number includes the capital gains distribution of $2.34 paid in December 2000 added to the actual net asset value on December 31, 2000.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-00    13.25%      20.16%          15.22%        18.92%
 5-year period
  ended 12-31-00    20.47%      21.91%            ---           ---
10-year period
  ended 12-31-00    18.03%      18.74%            ---           ---
Since inception
  of Class(F)        ---          ---           32.68%        35.67%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
                         Class C               Class Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00    18.81%      18.81%          20.39%
 5-year period
  ended 12-31-00     ---          ---           22.07%
10-year period
  ended 12-31-00     ---          ---             ---
Since inception
  of Class(E)       34.29%      34.29%          22.45%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(E)10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
Portfolio Highlights

On December 31, 2000, Waddell & Reed Advisors Accumulative Fund had net assets totaling $2,586,678,644 invested in a diversified portfolio of:

   96.19% Common Stocks
    3.81% Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Accumulative Fund, for every $100 you had invested on December 31, 2000, your Fund owned:

 $39.40  Finance, Insurance and Real Estate Stocks
  31.92  Manufacturing Stocks
   9.16  Mining Stocks
   6.48 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   5.16  Services Stocks
   3.81  Cash and Cash Equivalents
   3.61  Wholesale and Retail Trade Stocks
   0.46  Contract Construction Stocks

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS
Business Services - 5.16%
 BEA Systems, Inc.*  .....................   250,000   $ 16,828,125
 Commerce One, Inc.*  ....................   400,000     10,150,000
 FleetBoston Financial Corporation  ...... 1,500,000     56,343,750
 Openwave Systems Inc.*  .................   500,000     23,796,875
 Veritas Software Corp.*  ................   300,000     26,259,375
                                                     --------------
                                                        133,378,125
                                                     --------------

Chemicals and Allied Products - 22.97%
 American Home Products Corporation  ..... 2,000,000    127,100,000
 Aphton Corporation*  ....................   300,000      5,400,000
 Axys Pharmaceuticals, Inc.*  ............   700,000      3,959,375
 Biogen, Inc.*  .......................... 1,000,000     60,093,750
 Bristol-Myers Squibb Company  ...........   392,300     29,005,681
 Immunex Corporation*  ...................   500,000     20,328,125
 King Pharmaceuticals, Inc.*  ............ 1,700,000     87,868,750
 MedImmune, Inc.*  .......................   500,000     23,859,375
 Pfizer Inc.  ............................ 2,700,000    124,200,000
 Pharmacia Corporation  ..................   450,000     27,450,000
 QLT Inc.*  .............................. 1,000,000     28,062,500
 Schering-Plough Corporation  ............ 1,000,000     56,750,000
                                                     --------------
                                                        594,077,556
                                                     --------------

Communication - 5.62%
 Comcast Corporation, Class A*  .......... 1,100,000     45,890,625
 Sprint Corporation - FON Group  ......... 2,300,000     46,718,750
 Sprint Corporation - PCS Group*  ........ 1,700,000     34,743,750
 Vodafone Group Plc, ADR  ................   500,000     17,906,250
                                                     --------------
                                                        145,259,375
                                                     --------------

Depository Institutions - 10.42%
 Bank of America Corporation  ............ 1,300,000     59,637,500
 Bank of New York Company, Inc. (The)  ...   500,000     27,593,750
 Citigroup Inc.  ......................... 2,500,000    127,656,250
 Firstar Corporation  .................... 2,000,000     46,500,000
 Synovus Financial Corp.  ................   301,900      8,132,431
                                                     --------------
                                                        269,519,931
                                                     --------------

Eating and Drinking Places - 1.31%
 McDonald's Corporation  ................. 1,000,000     34,000,000
                                                     --------------

Electric, Gas and Sanitary Services - 0.86%
 Energy East Corporation  ................ 1,124,300     22,134,656
                                                     --------------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 1.42%
 Broadcom Corporation, Class A*  .........   100,000  $   8,403,125
 Corvis Corporation*  ....................   400,000      9,512,500
 Sycamore Networks, Inc.*  ...............   500,000     18,734,375
                                                     --------------
                                                         36,650,000
                                                     --------------

Fabricated Metal Products - 0.51%
 Parker Hannifin Corporation  ............   300,000     13,237,500
                                                     --------------

General Building Contractors - 0.46%
 Lennar Corporation  .....................   330,600     11,984,250
                                                     --------------

Industrial Machinery and Equipment - 1.86%
 American Standard Companies Inc.*  ......    61,000      3,008,063
 EMC Corporation*  .......................   200,000     13,300,000
 Illinois Tool Works, Inc.  ..............   300,000     17,868,750
 Sun Microsystems, Inc.*  ................   500,000     13,921,875
                                                     --------------
                                                         48,098,688
                                                     --------------

Insurance Agents, Brokers and Service - 1.81%
 Marsh & McLennan Companies, Inc.  .......   400,000     46,800,000
                                                     --------------

Insurance Carriers - 16.47%
 Allmerica Financial Corporation  ........   500,000     36,250,000
 Allstate Corporation (The)  ............. 1,000,000     43,562,500
 American Financial Group, Inc.  .........   117,500      3,121,094
 American General Corporation  ...........   700,000     57,050,000
 American International Group, Inc.  .....   350,000     34,496,875
 CNA Financial Corporation*  .............   700,000     27,125,000
 Chubb Corporation (The)  ................   415,700     35,958,050
 Everest Re Group, Ltd.  .................   500,000     35,812,500
 Lincoln National Corporation  ........... 1,300,000     61,506,250
 Mutual Risk Management Ltd.  ............   500,000      7,593,750
 PartnerRe Ltd.  .........................   500,000     30,500,000
 RenaissanceRe Holdings Ltd.  ............   280,000     21,927,500
 Trigon Healthcare, Inc.*  ...............   400,000     31,125,000
                                                     --------------
                                                        426,028,519
                                                     --------------

Nondepository Institutions - 9.46%
 American Express Company  ............... 1,000,000     54,937,500
 Fannie Mae  .............................   900,000     78,075,000
 Freddie Mac  ............................ 1,500,000    103,312,500
 Heller Financial, Inc.  .................   274,600      8,426,788
                                                     --------------
                                                        244,751,788
                                                     --------------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Oil and Gas Extraction - 9.16%
 OCCIDENTAL PETROLEUM CORPORATION  ....... 2,000,000 $   48,500,000
 USX Corporation - Marathon Group  ....... 4,000,000    111,000,000
 Unocal Corporation  ..................... 2,000,000     77,375,000
                                                     --------------
                                                        236,875,000
                                                     --------------

Paper and Allied Products - 1.21%
 Mead Corporation (The)  ................. 1,000,000     31,375,000
                                                     --------------

Petroleum and Coal Products - 2.69%
 Conoco Inc., Class B  ................... 1,500,000     43,406,250
 Exxon Mobil Corporation  ................   300,000     26,081,250
                                                     --------------
                                                         69,487,500
                                                     --------------

Primary Metal Industries - 0.79%
 Alcan Aluminium Limited  ................   600,000     20,512,500
                                                     --------------

Security and Commodity Brokers - 1.24%
 Goldman Sachs Group, Inc. (The)  ........   300,000     32,081,250
                                                     --------------

Stone, Clay and Glass Products - 0.47%
 Corning Incorporated  ...................   200,000     10,562,500
 Lafarge Corporation  ....................    71,800      1,696,275
                                                     --------------
                                                         12,258,775
                                                     --------------

Wholesale Trade -- Nondurable Goods - 2.30%
 McKesson HBOC, Inc.  ....................   800,000     28,712,000
 Philip Morris Companies Inc.  ...........   700,000     30,800,000
                                                     --------------
                                                         59,512,000
                                                     --------------

TOTAL COMMON STOCKS - 96.19%                         $2,488,022,413
 (Cost: $2,381,791,333)
                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Business Services - 0.39%
 Electronic Data Systems Corporation:
   6.5%, 1-2-01 ..........................    $3,570      3,569,355
   6.54%, 1-4-01 .........................     6,490      6,486,463
                                                     --------------
                                                         10,055,818
                                                     --------------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Chemicals and Allied Products - 0.03%
 Merck & Co., Inc.,
   6.48%, 1-3-01 .........................   $   685    $   684,753
                                                     --------------

 Communication - 0.38%
 SBC Communications Inc.,
   6.52%, 1-12-01 ........................    10,000      9,980,078
                                                     --------------

 Depository Institutions - 0.97%
 National Australia Funding (DE) Inc.,
   6.57%, 1-4-01 .........................    10,000      9,994,525
 UBS Finance Delaware LLC,
   6.5%, 1-2-01 ..........................    15,000     14,997,292
                                                     --------------
                                                         24,991,817
                                                     --------------

 Electric, Gas and Sanitary Services - 1.34%
 Allegheny Energy Inc.,
   6.62%, 1-17-01 ........................     6,000      5,982,347
 Duke Energy Corp.:
   6.5%, 1-2-01 ..........................     2,625      2,624,526
   6.5%, 1-12-01 .........................    10,000      9,980,139
 OGE Energy Corp.,
   7.0%, 1-4-01 ..........................     4,000      3,997,667
 Tampa Electric Co.,
   6.63%, 1-8-01 .........................    12,000     11,984,530
                                                     --------------
                                                         34,569,209
                                                     --------------

 Electronic and Other Electric Equipment - 0.65%
 Cooper Industries Inc.,
   6.55%, 1-2-01 .........................     1,875      1,874,659
 Sony Capital Corp.,
   6.55%, 1-4-01 .........................    15,000     14,991,812
                                                     --------------
                                                         16,866,471
                                                     --------------

 Fabricated Metal Products - 1.11%
 Danaher Corporation,
   6.6463%, Master Note ..................    28,617     28,617,000
                                                     --------------

 Food and Kindred Products - 0.08%
 General Mills, Inc.,
   6.7963%, Master Note ..................     2,079      2,079,000
                                                     --------------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food Stores - 0.58%
 Albertson's Inc.,
   7.95%, 1-10-01 ........................   $15,000 $   14,970,188
                                                     --------------

 Instruments and Related Products - 0.73%
 Snap-On Inc.:
   6.53%, 1-3-01 .........................    10,000      9,996,372
   6.52%, 1-11-01 ........................     8,900      8,883,881
                                                     --------------
                                                         18,880,253
                                                     --------------

 Insurance Carriers - 0.19%
 SAFECO Credit Co. Inc.,
   7.23%, 1-10-01 ........................     5,000      4,990,962
                                                     --------------

 Nondepository Institutions - 0.68%
 American Express Credit Corp.,
   6.3%, 1-29-01 .........................    15,000     14,926,500
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     2,762      2,762,000
                                                     --------------
                                                         17,688,500
                                                     --------------

 Petroleum and Coal Products - 0.38%
 ExxonMobil Australia Pty. Ltd. (Exxon Mobil Corporation),
   6.54%, 1-10-01 ........................    10,000      9,983,650
                                                     --------------

 Tobacco Products - 0.23%
 Philip Morris Companies Inc.,
   6.69%, 1-11-01 ........................     6,000      5,988,850
                                                     --------------

Total Commercial Paper - 7.74%                          200,346,549

Municipal Obligation - 0.26%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................     6,725      6,725,000
                                                     --------------

TOTAL SHORT-TERM SECURITIES - 8.00%                  $  207,071,549
 (Cost: $207,071,549)

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ACCUMULATIVE FUND
December 31, 2000

                                                              Value

TOTAL INVESTMENT SECURITIES - 104.19%                $2,695,093,962
 (Cost: $2,588,862,882)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.19%)    (108,415,318)

NET ASSETS - 100.00%                                 $2,586,678,644


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

ACCUMULATIVE FUND
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities --
     at value (Notes 1 and 3) .................   $2,695,094
  Cash  .......................................            2
  Receivables:
     Investment securities sold ...............       51,415
     Fund shares sold .........................        2,596
     Dividends and interest ...................        1,570
  Prepaid insurance premium  ..................           38
                                                  ----------
       Total assets  ..........................    2,750,715
                                                  ----------

LIABILITIES
  Payable for investment
     securities purchased .....................      136,283
  Payable to Fund shareholders  ...............       26,729
  Accrued service fee (Note 2)  ...............          450
  Accrued transfer agency and
     dividend disbursing (Note 2) .............          247
  Accrued management fee (Note 2)  ............          139
  Accrued distribution fee (Note 2)  ..........           83
  Accrued accounting services fee (Note 2)  ...           10
  Accrued shareholder servicing -- Class Y (Note 2)        1
  Other   .....................................           94
                                                  ----------
       Total liabilities  .....................      164,036
                                                  ----------
          Total net assets  ...................   $2,586,679
                                                  ==========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock ............................   $  304,493
     Additional paid-in capital ...............    1,936,769
  Accumulated undistributed income:
     Accumulated undistributed
       net investment income  .................        2,120
     Accumulated undistributed net
       realized gain on investment
       transactions  ..........................      237,081
     Net unrealized appreciation
       of investments  ........................      106,216
                                                  ----------
       Net assets applicable to outstanding
          units of capital ....................   $2,586,679
                                                  ==========
Net asset value per share
  (net assets divided by
  shares outstanding):
  Class A  ....................................        $8.50
  Class B  ....................................        $8.44
  Class C  ....................................        $8.43
  Class Y  ....................................        $8.49
Capital shares outstanding:
  Class A  ....................................      301,035
  Class B  ....................................        2,292
  Class C  ....................................          439
  Class Y  ....................................          727
Capital shares authorized .....................      500,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
ACCUMULATIVE FUND
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
  Income (Note 1B):
     Dividends (net of foreign withholding
       taxes of $28)  .........................      $31,837
     Interest and amortization ................        9,103
                                                    --------
       Total income  ..........................       40,940
                                                    --------
  Expenses (Note 2):
     Investment management fee ................       16,128
     Service fee:
       Class A  ...............................        5,333
       Class B  ...............................           27
       Class C  ...............................            4
     Transfer agency and dividend disbursing:
       Class A  ...............................        2,404
       Class B  ...............................           36
       Class C  ...............................            7
     Distribution fee:
       Class A  ...............................          331
       Class B  ...............................           82
       Class C  ...............................           13
     Custodian fees ...........................          110
     Accounting services fee...................          106
     Legal fees ...............................           19
     Audit fees ...............................           18
     Shareholder servicing -- Class Y..........            8
     Other ....................................          210
                                                    --------
       Total expenses  ........................       24,836
                                                    --------
          Net investment income ...............       16,104
                                                    --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on securities  ............      716,227
  Realized net gain on foreign
     currency transactions ....................          341
                                                    --------
     Realized net gain
       on investments  ........................      716,568
  Unrealized depreciation in value of investments
     during the period ........................     (288,603)
                                                    --------
       Net gain on investments  ...............      427,965
                                                    --------
          Net increase in net assets
            resulting from operations .........     $444,069
                                                    ========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
ADVISORS ACCUMULATIVE FUND
(In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2000       1999
                                        ------------ ------------
INCREASE IN NET ASSETS
  Operations:
     Net investment income ..........   $   16,104  $    5,976
     Realized net gain
       on investments  ..............      716,568     265,407
     Unrealized appreciation
       (depreciation)  ..............     (288,603)    201,521
                                        ----------  ----------
       Net increase in net assets
          resulting from operations .      444,069     472,904
                                        ----------  ----------
  Distributions to shareholders
     from (Note 1E):*
     Net investment income:
       Class A  .....................      (16,833)     (5,519)
       Class B  .....................          ---         ---
       Class C  .....................          ---         ---
       Class Y  .....................          (50)        (20)
     Realized net gains on
       investment transactions:
       Class A  .....................     (552,449)   (250,533)
       Class B  .....................       (3,970)       (223)
       Class C  .....................         (728)        (34)
       Class Y  .....................       (1,303)       (530)
                                        ----------  ----------
                                          (575,333)   (256,859)
                                        ----------  ----------
  Capital share transactions (Note 5)      463,334     170,527
                                        ----------  ----------
     Total increase .................      332,070     386,572
NET ASSETS
  Beginning of period  ..............    2,254,609   1,868,037
                                        ----------  ----------
  End of period  ....................   $2,586,679  $2,254,609
                                        ==========  ==========
     Undistributed net investment
       income  ......................       $2,120      $2,558
                                            ======      ======

*See "Financial Highlights" on pages 17 - 20.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                             For the fiscal year ended December 31,
                             -----------------------------------------
                               2000   1999    1998   1997    1996
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $9.14  $8.28   $7.77  $7.75   $7.78
                              ----    ----   ----    ----   ----
Income from investment
 operations:
 Net investment
   income ..........           0.07   0.03    0.10   0.10    0.11
 Net realized and
   unrealized gain on
   investments .....           1.70   2.01    1.60   2.14    0.82
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......           1.77   2.04    1.70   2.24    0.93
                              ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.07) (0.03)  (0.11) (0.09)  (0.11)
 From capital gains           (2.34) (1.15)  (1.08) (2.13)  (0.85)
                              ----   ----    ----   ----    ----
Total distributions           (2.41) (1.18)  (1.19) (2.22)  (0.96)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $8.50  $9.14   $8.28  $7.77   $7.75
                              ====   ====    ====   ====    ====
Total return* ......          20.16% 25.72%  22.62% 29.58%  12.18%
Net assets, end of
 period (in millions)        $2,558 $2,247  $1,864 $1,595  $1,285
Ratio of expenses to
 average net assets            1.02%  0.98%   0.88%  0.82%   0.83%
Ratio of net investment
 income to average
 net assets  .......           0.67%  0.30%   1.12%  1.16%   1.34%
Portfolio turnover
 rate  .............         384.37%372.35% 373.78%313.99% 240.37%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/4/99*
                     ended         through
                  12/31/00         12/31/99
                  ---------        -------
Net asset value,
 beginning of period  $9.12          $8.43
                      ----           ----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....   0.00          (0.01)
 Net realized and
   unrealized gain
   on investments ..   1.66           1.85
                      ----           ----
Total from investment
 operations  .......   1.66           1.84
                      ----           ----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)
 From capital gains   (2.34)         (1.15)
                      ----           ----
Total distributions   (2.34)         (1.15)
                      ----           ----
Net asset value,
 end of period  ....  $8.44          $9.12
                      ====           ====
Total return .......  18.92%         22.89%
Net assets, end of
 period (in
 millions)  ........    $19             $3
Ratio of expenses to
 average net assets    2.02%          2.24%**
Ratio of net investment
 loss to average
 net assets  .......  -0.23%         -1.40%**
Portfolio turnover
 rate  ............. 384.37%        372.35%**

  *Commencement of operations.
 **Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/6/99*
                     ended         through
                  12/31/00         12/31/99
                  ---------        -------
Net asset value,
 beginning of period  $9.12          $8.53
                      ----           ----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....   0.00          (0.01)
 Net realized and
   unrealized gain
   on investments ..   1.65           1.75
                      ----           ----
Total from investment
 operations  .......   1.65           1.74
                      ----           ----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)
 From capital gains   (2.34)         (1.15)
                      ----           ----
Total distributions   (2.34)         (1.15)
                      ----           ----
Net asset value,
 end of period  ....  $8.43          $9.12
                      ====           ====
Total return .......  18.81%         21.45%
Net assets, end of
 period (in
 thousands)  ....... $3,700           $347
Ratio of expenses to
 average net assets    2.10%          2.28%**
Ratio of net investment
 loss to average
 net assets  .......  -0.31%         -1.35%**
Portfolio turnover
 rate  ............. 384.37%        372.35%**

  *Commencement of operations.
 **Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                          For the fiscal year ended December 31,
                          ------------------------------------------
                              2000   1999    1998   1997    1996
                             -----  -----   -----  -----    ----
Net asset value,
 beginning of period          $9.14  $8.28   $7.77  $7.75   $7.78
                              ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment income         0.08   0.04    0.12   0.11    0.12
 Net realized and
   unrealized gain
   on investments ..           1.70   2.01    1.59   2.14    0.82
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......           1.78   2.05    1.71   2.25    0.94
                              ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.09) (0.04)  (0.12) (0.10)  (0.12)
 From capital gains           (2.34) (1.15)  (1.08) (2.13)  (0.85)
                              ----   ----    ----   ----    ----
Total distributions           (2.43) (1.19)  (1.20) (2.23)  (0.97)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $8.49  $9.14   $8.28  $7.77   $7.75
                              ====   ====    ====   ====    ====
Total return .......          20.39% 25.95%  22.79% 29.67%  12.27%
Net assets, end of
 period (in
 millions)  ........             $6     $5      $4     $4      $3
Ratio of expenses to
 average net assets            0.84%  0.80%   0.75%  0.75%   0.74%
Ratio of net investment
 income to average
 net assets  .......           0.85%  0.49%   1.21%  1.22%   1.45%
Portfolio turnover
 rate  .............         384.37%372.35% 373.78%313.99% 240.37%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
     December 31, 2000

An interview with James D. Wineland, portfolio manager of Waddell & Reed Advisors Core Investment Fund


This report relates to the operation of Waddell & Reed Advisors Core Investment Fund for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Advisors Core Investment Fund performed well for the fiscal year, outperforming its benchmark indexes. The Class A shares of the Fund increased
3.35 percent during the last fiscal year, compared with the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 8.92 percent for the year, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 9.18 percent for the year. The Lipper category assigned to the Fund by Lipper, Inc. has changed from the previous year's report. The change resulted from Lipper's new fund classification system, which now uses a fund's portfolio holdings as the primary basis for its classification. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform its benchmark indexes during the fiscal year? The Fund outperformed its benchmark indexes for three primary reasons: good performance from our health care stocks, good performance from our energy stocks, and our low exposure to technology stocks. The stock market in 2000 was very rewarding to defensively positioned portfolios. We feel that our conservative approach in avoiding some of the very high valuations of technology stocks helped us outperform the S&P 500 for the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Generally, stock prices of telecommunications services companies fell sharply toward the end of the fiscal year, quickly followed by the telecom equipment providers and their related component and system suppliers. Also, slow computer sales at both the corporate and individual levels became more apparent as the year progressed. As with the telecom sector, the PC complex of distributors, retail outlets, manufacturers and suppliers all suffered consequent declines. With this economic backdrop, large cap core funds overall did not have a good year. Although, while the economically sensitive sectors mentioned above performed poorly, it should be noted that the more defensive sectors, such as health care and energy, garnered very good results.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We believe that the Fund currently provides investors with a well-diversified portfolio of high quality, large capitalization stocks. Companies represented in the Fund are usually leaders in their respective industries. We continually attempt to identify major investment themes and seek to concentrate our holdings in a number of sectors we believe provide likely opportunities for superior results. Our turnover (trading activity) is normally moderate. We usually have 5-10 percent of the portfolio invested in non-U.S. stocks.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We emphasized pharmaceuticals, medical devices, natural gas, oil service, food retailers, and financial services stocks. As we move into 2001 we do not anticipate making any major structural changes to the Fund's portfolio. We believe that corporate earnings in the new year will likely remain under pressure. We intend to continue to focus on stocks that appear to have stable earnings and strong revenue streams.


Respectfully,

James D. Wineland
Manager
Waddell & Reed Advisors
Core Investment Fund

Comparison of Change in Value of $10,000 Investment

         Waddell & Reed Advisors Core Investment Fund, Class A Shares,
                                 S&P 500 Index
                   and Large-Cap Core Funds Universe Average

               Waddell & Reed Advisors                     Lipper
                               Core                     Large-Cap
                         Investment                          Core
                              Fund,            S&P          Funds
                            Class A            500       Universe
                             Shares          Index        Average
                          ---------      ---------      ---------
     12-31-90  Purchase       9,425         10,000         10,000
     12-31-91                12,218         13,047         13,202
     12-31-92                13,680         14,042         14,190
     12-31-93                15,875         15,456         15,751
     12-31-94                15,588         15,660         15,565
     12-31-95                20,204         21,545         20,529
     12-31-96                24,320         26,492         24,867
     12-31-97                30,973         35,312         31,813
     12-31-98                38,414         45,446         39,723
     12-31-99                44,718         55,021         48,920
     12-31-00                49,034         49,968         44,558

----- Waddell & Reed Advisors Core Investment Fund, Class A Shares* -- $49,034 +++++ S&P 500 Index -- $49,968
===== Lipper Large-Cap Core Funds Universe Average -- $44,558

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return+
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

   Year Ended
  12-31-00           3.35%      4.99%        8.46%         9.88%
 5 Years Ended
  12-31-00          18.00%       ---          ---         19.61%
10 Years Ended
  12-31-00          17.23%       ---          ---         ---
Since inception
  of Class++
  through 12-31-00   ---         13.71%      16.53%       19.26%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares and Class C shares and 6-19-95 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
-----------------------------------------------------------------
Core Investment Fund

                               GOALS:   To seek capital growth and
                                        income, with a primary emphasis on
                                        income.

                            Strategy:   Invests in the common stocks of large
                                        U.S. and foreign companies that have the potential for capital appreciation or that the Fund's investment manager expects to resist market decline.

                             Founded:   1940

        Scheduled Dividend Frequency:   Quarterly (March, June, September,
                                        December)


Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended December 31, 2000
-------------------------------------------

Dividends Paid                   $0.01
                                 =====
Capital Gains Distribution       $1.82
                                 =====

Net Asset Value on
  12-31-00 $7.08 adjusted to:    $8.90(A)
  12-31-99                        8.13
                                 -----
Change per Share                 $0.77
                                 =====
(A) This number includes the capital gains distribution of $1.82 paid in December 2000 added to the actual net asset value on December 31, 2000.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-00    3.35%        9.65%           4.99%         8.43%
 5-year period
  ended 12-31-00    18.00%      19.40%            ---           ---
10-year period
  ended 12-31-00    17.23%      17.93%            ---           ---
Since inception
  of Class(F)        ---          ---           13.71%        16.51%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return (A)
                         Class C               Class Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00    8.46%        8.46%           9.88%
 5-year period
  ended 12-31-00     ---          ---           19.61%
10-year period
  ended 12-31-00     ---          ---             ---
Since inception
  of Class(E)       16.53%      16.53%          19.26%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(E)10-4-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
Portfolio Highlights

On December 31, 2000, Waddell & Reed Advisors Core Investment Fund had net assets totaling $8,517,357,479 invested in a diversified portfolio of:

   97.48% Common Stocks
    2.07% Cash and Cash Equivalents
    0.45% Preferred Stock




As a shareholder of Waddell & Reed Advisors Core Investment Fund, for every $100 you had invested on December 31, 2000, your Fund owned:

 $47.15  Manufacturing Stocks
  13.45  Finance, Insurance and Real Estate Stocks
  10.22  Wholesale and Retail Trade Stocks
   9.02 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   8.73  Mining Stocks
   7.55  Services Stocks
   2.07  Cash and Cash Equivalents
   1.36  Miscellaneous Investing Institutions Stocks
   0.45  Preferred Stock

THE INVESTMENTS OF CORE INVESTMENT FUND
December 31, 2000

                                              Shares          Value
COMMON STOCKS
Amusement and Recreation Services - 1.04%
 Walt Disney Company (The)  .............. 3,061,000 $   88,577,688
                                                     --------------

Business Services - 5.05%
 America Online, Inc.*  .................. 2,458,300     85,548,840
 Clear Channel Communications, Inc.*  .... 1,719,300     83,278,594
 eBay Inc.*  ............................. 1,439,500     47,458,516
 Microsoft Corporation*  ................. 3,621,400    157,191,394
 Veritas Software Corp.*  ................   650,800     56,965,337
                                                     --------------
                                                        430,442,681
                                                     --------------

Chemicals and Allied Products - 21.73%
 Air Products and Chemicals, Inc.  ....... 2,051,700     84,119,700
 American Home Products Corporation  ..... 1,207,100     76,711,205
 Biogen, Inc.*  .......................... 1,236,800     74,323,950
 Bristol-Myers Squibb Company  ........... 1,118,700     82,713,881
 Dow Chemical Company (The)  ............. 4,859,000    177,960,875
 du Pont (E.I.) de Nemours and Company  .. 2,300,000    111,118,750
 Forest Laboratories, Inc.*  ............. 1,645,300    218,619,238
 Immunex Corporation*  ...................   566,700     23,039,897
 Johnson & Johnson  ...................... 1,079,200    113,383,450
 King Pharmaceuticals, Inc.*  ............ 2,614,000    135,111,125
 Merck & Co., Inc.  ...................... 1,286,100    120,411,112
 Pfizer Inc.  ............................ 6,041,850    277,925,100
 Pharmacia Corporation  .................. 2,003,500    122,213,500
 QLT Inc.*  .............................. 2,780,100     78,016,556
 Schering-Plough Corporation  ............ 2,737,000    155,324,750
                                                     --------------
                                                      1,850,993,089
                                                     --------------

Communication - 7.55%
 Cox Communications, Inc., Class A*  ..... 3,555,600    165,557,625
 General Motors Corporation, Class H* ... 2,279,100 52,419,300 Nippon Telegraph and Telephone
   Corporation (A) .......................     5,525     39,778,454
 SBC Communications Inc.  ................ 3,744,000    178,776,000
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ............................... 7,831,900     87,864,128
 Vodafone Group Plc, ADR  ................ 2,250,000     80,578,125
 Worldcom, Inc.*  ........................ 2,713,300     38,155,781
                                                     --------------
                                                        643,129,413
                                                     --------------

Depository Institutions - 2.00%
 Bank of America Corporation  ............ 1,840,800     84,446,700
 Chase Manhattan Corporation (The)*  ..... 1,899,000     86,285,812
                                                     --------------
                                                        170,732,512
                                                     --------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE INVESTMENT FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 1.47%
 El Paso Energy Corporation  ............. 1,744,000   $124,914,000
                                                     --------------

Electronic and Other Electric Equipment - 7.28%
 Broadcom Corporation, Class A*  .........   443,800     37,293,069
 General Electric Company  ............... 3,306,000    158,481,375
 Intel Corporation  ...................... 2,574,000     77,380,875
 JDS Uniphase Corporation*  ..............   878,600     36,571,725
 Nokia Oyj (A)  .......................... 3,600,000    160,586,101
 Nortel Networks Corporation  ............ 3,111,400     99,759,263
 Rambus Inc.*  ........................... 1,373,100     50,161,059
                                                     --------------
                                                        620,233,467
                                                     --------------

Engineering and Management Services - 0.30%
 Celgene Corporation*  ...................   783,812     25,547,372
                                                     --------------

Food Stores - 5.21%
 Kroger Co. (The)*  ...................... 9,984,400    270,202,825
 Safeway Inc.*  .......................... 2,783,000    173,937,500
                                                     --------------
                                                        444,140,325
                                                     --------------

Furniture and Home Furnishings Stores - 1.15%
 Best Buy Co., Inc.*  .................... 1,314,800     38,868,775
 Circuit City Stores, Inc. - Circuit
   City Group ............................ 5,103,500     58,690,250
                                                     --------------
                                                         97,559,025
                                                     --------------

General Merchandise Stores - 2.80%
 Target Corporation  ..................... 7,381,000    238,037,250
                                                     --------------

Holding and Other Investment Offices - 1.36%
 ABB Ltd. (A)  ........................... 1,086,070    115,692,540
                                                     --------------

Industrial Machinery and Equipment - 8.64%
 Baker Hughes Incorporated  .............. 4,949,000    205,692,813
 Caterpillar Inc.  ....................... 1,213,000     57,390,062
 Cisco Systems, Inc.*  ................... 3,007,400    115,033,050
 Dell Computer Corporation*  ............. 3,859,700     67,424,134
 EMC Corporation*  ....................... 2,657,300    176,710,450
 Sun Microsystems, Inc.*  ................ 4,090,900    113,905,997
                                                     --------------
                                                        736,156,506
                                                     --------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE INVESTMENT FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.70%
 Applera Corporation-Applied
   Biosystems Group ......................   460,700     43,334,594
 Guidant Corporation*  ................... 2,400,000    129,450,000
 Medtronic, Inc.  ........................   941,000     56,812,875
                                                     --------------
                                                        229,597,469
                                                     --------------

Insurance Carriers - 3.76%
 American International Group, Inc.  ..... 1,719,280    169,456,535
 Chubb Corporation (The)  ................ 1,742,600    150,734,900
                                                     --------------
                                                        320,191,435
                                                     --------------

Motion Pictures - 1.16%
 Time Warner Incorporated  ............... 1,895,000 $   98,994,800
                                                     --------------

Nondepository Institutions - 6.28%
 Fannie Mae  ............................. 3,004,000    260,597,000
 Freddie Mac  ............................ 3,986,000    274,535,750
                                                     --------------
                                                        535,132,750
                                                     --------------

Oil and Gas Extraction - 8.73%
 Anadarko Petroleum Corporation  ......... 3,891,000    276,572,280
 Burlington Resources Incorporated  ...... 4,006,800    202,343,400
 Schlumberger Limited  ................... 2,472,000    197,605,500
 Transocean Sedco Forex Inc.  ............ 1,461,661     67,236,406
                                                     --------------
                                                        743,757,586
                                                     --------------

Paper and Allied Products - 1.41%
 International Paper Company  ............ 2,946,000    120,233,625
                                                     --------------

Petroleum and Coal Products - 3.22%
 Exxon Mobil Corporation  ................ 1,672,720    145,422,095
 Royal Dutch Petroleum Company, NY Shares  2,120,000    128,392,500
                                                     --------------
                                                        273,814,595
                                                     --------------

Primary Metal Industries - 1.16%
 Alcoa Incorporated  ..................... 2,938,000     98,423,000
                                                     --------------



                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE INVESTMENT FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Security and Commodity Brokers - 1.41%
 Charles Schwab Corporation (The)  ....... 1,414,500     40,136,437
 Goldman Sachs Group, Inc. (The)  ........   749,200     80,117,575
                                                     --------------
                                                        120,254,012
                                                     --------------

Transportation Equipment - 1.01%
 Lockheed Martin Corporation  ............ 2,539,000     86,199,050
                                                     --------------

Wholesale Trade - Nondurable Goods - 1.06%
 Enron Corp.  ............................ 1,081,000     89,858,125
                                                     --------------

TOTAL COMMON STOCKS - 97.48%                         $8,302,612,315
 (Cost: $5,992,204,396)

PREFERRED STOCK - 0.45%
Communication
 Cox Communications, Inc., 7.0%, Convertible 615,400  $  38,154,800
                                                     --------------
 (Cost: $30,777,167)

TOTAL SHORT-TERM SECURITIES - 2.87%                   $ 244,710,348
 (Cost: $244,710,348)

TOTAL INVESTMENT SECURITIES - 100.80%                $8,585,477,463
 (Cost: $6,267,691,911)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.80%)     (68,119,984)

NET ASSETS - 100.00%                                 $8,517,357,479


Notes to Schedule of Investments

     *No dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
CORE INVESTMENT FUND
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities --
     at value (Notes 1 and 3) .................   $8,585,477
  Cash  .......................................          ---*
  Receivables:
     Investment securities sold ...............       15,073
     Fund shares sold .........................        8,945
     Dividends and interest ...................        6,307
  Prepaid insurance premium  ..................           71
                                                  ----------
       Total assets  ..........................    8,615,873
                                                  ----------
LIABILITIES
  Payable to Fund shareholders  ...............       91,091
  Payable for investment securities purchased          3,931
  Accrued service fee (Note 2)  ...............        1,627
  Accrued transfer agency and
     dividend disbursing (Note 2) .............        1,004
  Accrued management fee (Note 2)  ............          398
  Accrued distribution fee (Note 2)  ..........          102
  Accrued shareholder servicing -- Class Y (Note 2)       27
  Accrued accounting services fee (Note 2)  ...           10
  Other  ......................................          326
                                                  ----------
       Total liabilities  .....................       98,516
                                                  ----------
          Total net assets  ...................   $8,517,357
                                                  ==========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock ............................   $1,202,626
     Additional paid-in capital ...............    4,698,960
  Accumulated undistributed income:
     Accumulated undistributed net
       investment income  .....................        7,396
     Accumulated undistributed net realized
       gain on investment transactions ........      290,638
     Net unrealized appreciation of
       investments  ...........................    2,317,737
                                                  ----------
       Net assets applicable to  ...outstanding
          units of capital ....................   $8,517,357
                                                  ==========
Net asset value per share
  (net assets divided by
  shares outstanding):
  Class A  ....................................        $7.08
  Class B  ....................................        $6.99
  Class C  ....................................        $6.99
  Class Y  ....................................        $7.09
Capital shares outstanding:
  Class A  ....................................    1,160,400
  Class B  ....................................       10,283
  Class C  ....................................        2,279
  Class Y  ....................................       29,664
Capital shares authorized .....................    1,970,000
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CORE INVESTMENT FUND
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
  Income (Note 1B):
     Dividends (net of foreign withholding
       taxes of $299) .........................      $79,090
     Interest and amortization ................       14,703
                                                    --------
       Total income  ..........................       93,793
                                                    --------
  Expenses (Note 2):
     Investment management fee.................       50,038
     Service fee:
       Class A  ...............................       19,205
       Class B  ...............................          116
       Class C  ...............................           24
     Transfer agency and dividend disbursing:
       Class A  ...............................       10,005
       Class B  ...............................          181
       Class C  ...............................           40
     Distribution fee:
       Class A  ...............................        1,056
       Class B  ...............................          351
       Class C  ...............................           71
     Custodian fees ...........................          707
     Shareholder servicing -- Class Y .........          349
     Accounting services fee...................          106
     Legal fees ...............................           76
     Audit fees ...............................           27
     Other ....................................          609
                                                    --------
       Total expenses  ........................       82,961
                                                    --------
          Net investment income ...............       10,832
                                                    --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on securities  ............    1,702,512
  Realized net loss on foreign
     currency transactions ....................         (582)
                                                    --------
     Realized net gain on investments .........    1,701,930
  Unrealized depreciation in value
     of investments during the period..........     (922,789)
                                                    --------
       Net gain on investments  ...............      779,141
                                                    --------
          Net increase in net assets
            resulting from operations .........   $  789,973
                                                    ========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CORE INVESTMENT FUND
(In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2000       1999
                                        ------------ ------------
INCREASE IN NET ASSETS
  Operations:
     Net investment income ..........   $   10,832  $   76,012
     Realized net gain
       on investments  ..............    1,701,930     835,942
     Unrealized appreciation
       (depreciation)  ..............     (922,789)    317,336
                                        ----------  ----------
       Net increase in net assets
          resulting from operations .      789,973   1,229,290
                                        ----------  ----------
  Distributions to shareholders
     from (Note 1E):*
     Net investment income:
       Class A  .....................       (6,785)    (77,099)
       Class B  .....................          ---         ---
       Class C  .....................          ---         ---
       Class Y  .....................         (443)     (4,135)
     Realized net gains on
       investment transactions:
       Class A  .....................   (1,711,486)   (486,908)
       Class B  .....................      (14,438)       (607)
       Class C  .....................       (3,112)        (66)
       Class Y  .....................      (43,005)    (16,884)
                                        ----------  ----------
                                        (1,779,269)   (585,699)
                                        ----------  ----------
  Capital share transactions (Note 5)    1,107,519     (11,758)
                                        ----------  ----------
     Total increase .................      118,223     631,833
NET ASSETS
  Beginning of period  ..............    8,399,134   7,767,301
                                        ----------  ----------
  End of period  ....................   $8,517,357  $8,399,134
                                        ==========  ==========
     Undistributed net investment
       income  ......................       $7,396      $4,374
                                            ======      ======

*See "Financial Highlights" on pages 34 - 37.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*

                             For the fiscal year ended December 31,
                             -----------------------------------------
                               2000   1999    1998   1997    1996
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period                 $8.13   $7.52  $7.59   $6.58     $5.79
                              ----   ----    ----  -----   -----
Income from investment
 operations:
 Net investment income                0.01    0.08   0.20    0.06     0.07
 Net realized and
   unrealized gain on
   investments .....           0.77   1.13    1.66   1.73    1.10
                              ----   ----   -----  -----   -----
Total from investment
 operations  .......           0.78   1.21    1.86   1.79    1.17
                              ----   ----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.01) (0.08)  (0.19) (0.06)  (0.06)
 From capital gains                  (1.82)  (0.52) (1.74)  (0.72)    (0.32)
                              ----   ----   -----  -----   -----
Total distributions                  (1.83)  (0.60) (1.93)  (0.78)    (0.38)
                              ----   ----   -----  -----   -----
Net asset value,
 end of period  ....          $7.08  $8.13   $7.52  $7.59   $6.58
                            ====== ======  ====== ======  ======
Total return** .....           9.65% 16.41%  24.02% 27.34%  20.36%
Net assets, end of
 period (in
 millions)  ........         $8,219 $8,102  $7,368 $6,196  $4,851
Ratio of expenses to
 average net assets                   0.94%   0.94%  0.89%   0.84%    0.86%
Ratio of net investment
 income to average
 net assets  .......           0.12%  0.94%   1.11%  0.74%   1.03%
Portfolio turnover
 rate  .............          48.05% 53.79%  49.29% 33.59%  22.24%

  *Per-share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/4/99*
                     ended         through
                  12/31/00         12/31/99
                  ---------        -------
Net asset value,
 beginning of period          $8.13          $7.77
                      ----           ----
Income (loss) from investment
 operations:
 Net investment loss  (0.04)         (0.00)
 Net realized and
   unrealized gain
   on investments ..   0.72           0.88
                      ----           ----
Total from investment
 operations  .......   0.68           0.88
                      ----           ----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)
 From capital gains   (1.82)         (0.52)
                      ----           ----
Total distributions   (1.82)         (0.52)
                      ----           ----
Net asset value,
 end of period  ....  $6.99          $8.13
                      ====           ====
Total return .......   8.43%         11.53%
Net assets, end of
 period (in
 millions)  ........    $72            $13
Ratio of expenses to
 average net assets    1.98%          2.18%**
Ratio of net investment
 loss to average
 net assets  .......  -0.91%         -0.59%**
Portfolio turnover
 rate  .............  48.05%         53.79%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/4/99*
                     ended         through
                  12/31/00         12/31/99
                 ----------        -------
Net asset value,
 beginning of period $8.13          $7.77
                      ----           ----
Income (loss) from investment
 operations:
 Net investment loss (0.03)         (0.00)
 Net realized and
   unrealized gain
   on investments ..   0.71           0.88
                      ----           ----
Total from investment
 operations  .......   0.68           0.88
                      ----           ----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)
 From capital gains   (1.82)         (0.52)
                      ----           ----
Total distributions   (1.82)         (0.52)
                      ----           ----
Net asset value,
 end of period  ....  $6.99          $8.13
                      ====           ====
Total return .......   8.46%         11.53%
Net assets, end of
 period (in
 millions)  ........    $16             $1
Ratio of expenses to
 average net assets    2.01%          2.23%**
Ratio of net investment
 loss to average
 net assets  .......  -0.95%         -0.63%**
Portfolio turnover
 rate  .............  48.05%         53.79%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*



                          For the fiscal year ended December 31,
                          -----------------------------------------
                               2000   1999    1998   1997    1996
                              -----  -----   -----  -----    ----
Net asset value,
 beginning of period         $8.13   $7.52  $7.59   $6.58  $5.79
                             -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment income        0.03    0.10   0.24    0.07  0.07
 Net realized and
   unrealized gain
   on investments ..           0.77   1.13    1.66   1.73  1.11
                             -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.80   1.23    1.90   1.80  1.18
                             -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.02) (0.10)  (0.23) (0.07) (0.07)
 From capital gains           (1.82)  (0.52) (1.74)  (0.72)(0.32)
                             -----  -----   -----  -----   -----
Total distributions          (1.84)  (0.62) (1.97)  (0.79) (0.39)
                             -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $7.09  $8.13   $7.52  $7.59   $6.58
                             =====  =====   =====  =====   =====
Total return .......           9.88% 16.67%  24.27% 27.49%  20.53%
Net assets, end of
 period (in
 millions)  ........           $210   $283    $399   $299    $151
Ratio of expenses to
 average net assets            0.74%   0.73%  0.71%   0.72%  0.73%
Ratio of net investment
 income to average
 net assets  .......           0.33%  1.18%   1.29%  0.85%   1.17%
Portfolio turnover
 rate  .............          48.05% 53.79%  49.29% 33.59%  22.24%

  *Per-share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
    December 31, 2000

An interview with Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund

This report relates to the operation of Waddell & Reed Advisors Science and Technology Fund for the fiscal year ended December 31, 2000. The following discussion provides you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Overall, it performed fairly well, as it outperformed its two current benchmark indexes. Even so, given the very difficult environment for technology stocks in 2000, it had a negative return for the year. The Class A shares of the Fund declined 18.9 percent during the last fiscal year, compared with the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 33.6 percent for the year, and the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 37.8 percent for the year. Both indexes are charted on the following page. The Fund's benchmark index in the previous year was the S&P 400 Industrials Index. The Goldman Sachs index has been added as the Fund's benchmark in this year's report. We believe that this index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests.
For comparison purposes, we will continue to present both indexes in the chart on the following page until the Goldman Sachs index has a full 10-year history. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform its current benchmark indexes during the fiscal year?
We determined early in the year that technology stocks had become severely overvalued and thus moved toward what we believed to be more defensive sectors, including drugs and health care, while increasing our cash holdings. Specifically, the Fund avoided the most expensive technology stocks and the so-called "dot-com" sector. We believe that the Fund benefited from rallies within the technology sector that occurred in the late spring/early summer of 2000.

What other market conditions or events influenced the Fund's performance during the fiscal year?
We believe that, since technology is very sensitive to economic activity, it was one of the first areas to show slowing demand, with PCs and wireless handsets the first areas of deceleration. As the year progressed, weakness expanded across the board and, by year-end, the economy as a whole turned down. Unfortunately, the sometimes overlooked truth about technology is that it is a capital good, and capital spending is typically very sensitive to the level of interest rates and corporate profits. When the economy became overheated early in the year, the Federal Reserve raised rates and the economy slowed. Capital spending slowed thereafter. The profit prospects for most technology companies then changed abruptly for the worse, and stocks generally tend to follow earnings.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our early recognition that the economy was overheating led us to conclude that the Federal Reserve would likely act to slow activity and that, consequently, this slowing could lead to a substantial decline in technology stocks. In response, we attempted to reduce the Fund's exposure to highly or extremely valued stocks. We then bought technology companies that we felt were less sensitive to the economy, repositioned some holdings toward historically defensive stocks, and raised cash reserves.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Technology has declined dramatically over the fiscal year. We believe that well-positioned technology companies are at or close to fair value today. Generally, we believe that the long-term prospects for technology remain solid, causing the Fund to be alert to unfolding opportunities to acquire good company shares at reasonable prices.


Respectfully,

Zachary H. Shafran
Manager
Waddell & Reed Advisors
Science and Technology Fund


Please Note: Effective February 2001, Zachary H. Shafran replaced Henry J. Herrmann as the manager of the Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and has served as the portfolio manager of other investment companies for which WRIMCO serves as investment manager since January 1996. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996.

Comparison of Change in Value of $10,000 Investment
      Waddell & Reed Advisors Science and Technology Fund, Class A Shares,
                           S&P 400 Industrials Index,
               Goldman Sachs Technology Industry Composite Index
             and Lipper Science & Technology Funds Universe Average

                      Waddell & Reed
                      Advisors                  Goldman    Lipper
                      Science and                 Sachs Science &
                      Technology             TechnologyTechnology
                      Fund,               S&P  Industry     Funds
                      Class A             400 Composite  Universe
                      Shares            Index     Index   Average
                      -------------------------------------------
     12-31-90  Purchase       9,425    10,000              10,000
     12-31-91                15,009    13,077              15,030
     12-31-92                14,405    13,824              17,081
     12-31-93                15,631    15,073              21,536
     12-31-94                17,160    15,649              24,729
     12-31-95                26,662    21,065              35,476
     04-30-96                30,226    22,835    30,226    40,059
     12-31-96                28,889    25,913    35,255    43,233
     12-31-97                30,975    34,014    43,558    48,300
     12-31-98                49,348    45,529    73,664    74,533
     12-31-99               100,144    57,391   139,122   176,159
     12-31-00                86,159    47,975    86,483   116,940


===== Waddell & Reed Advisors Science and Technology Fund, Class A Shares* -- $86,159
+++++ S&P 400 Industrials Index  -- $47,975
***** Goldman Sachs Technology Industry Composite Index -- $86,483
----- Lipper Science & Technology Funds Universe Average -- $116,940

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return+
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

   Year Ended
  12-31-00         -18.91%     -17.34%      -15.01%      -13.80%
 5 Years Ended
  12-31-00          24.95%       ---          ---         ---
10 Years Ended
  12-31-00          24.03%       ---          ---         ---
Since inception
  of Class++
  through 12-31-00   ---         24.57%      27.20%       26.37%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
----------------------------------------------------------------------
Science and Technology Fund

                                GOAL:   To seek long-term capital
                                        growth.

                            Strategy:   Concentrates its investments
                                        primarily in the equity
                                        securities of U.S. and foreign science
                                        and technology companies.  Science and
                                        technology companies are companies whose products, processes or services, in the opinion of the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.

                             Founded:   1950

        Scheduled Dividend Frequency:   Semiannually (June and December)


Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended December 31, 2000
-------------------------------------------
Capital Gains Distribution       $5.17
                                ======
Net Asset Value on
  12-31-00 $10.90 adjusted to:  $16.07(A)
  12-31-99                       18.43
                                ------
Change per Share                $(2.36)
                                ======


(A)This number includes the capital gains distribution of $5.17 paid in December 2000 added to the actual net asset value on December 31, 2000.
Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-00   -18.91%      -13.97%         -17.34%       -15.01%
 5-year period
  ended 12-31-00    24.95%      26.44%            ---           ---
10-year period
  ended 12-31-00    24.03%      24.77%            ---           ---
Since inception
  of Class(F)        ---          ---           24.57%        27.14%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         Class C               Class Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00   -15.01%      -15.01%         -13.80%
 5-year period
  ended 12-31-00     ---          ---             ---
10-year period
  ended 12-31-00     ---          ---             ---
Since inception
  of Class(E)       27.20%      27.20%          26.37%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(E)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
Portfolio Highlights

On December 31, 2000, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $3,317,206,552 invested in a diversified portfolio of:

   84.06% Common Stocks
   15.94% Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Science and Technology Fund, for every $100 you had invested on December 31, 2000, your Fund owned:

 $56.89  Manufacturing Stocks
  15.94  Cash and Cash Equivalents
  15.70  Services Stocks
   6.40 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   3.02  Mining Stocks
   2.05  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS
Business Services - 9.41%
 Acxiom Corporation*  ....................   600,000   $ 23,343,750
 America Online, Inc.*  .................. 1,160,500     40,385,400
 eBay Inc.*  ............................. 1,738,100     57,302,984
 Getty Images, Inc.*  ....................   547,500     17,485,781
 Intuit Inc.*  ........................... 1,286,400     50,692,200
 Oracle Corporation*  ....................   813,000     23,627,813
 TMP Worldwide Inc.*  ....................   595,600     32,795,225
 Veritas Software Corp.*  ................   759,900     66,514,997
                                                     --------------
                                                        312,148,150
                                                     --------------

Chemicals and Allied Products - 19.69%
 American Home Products Corporation  .....   769,300     48,889,015
 Bristol-Myers Squibb Company  ........... 1,503,900    111,194,606
 Forest Laboratories, Inc.*  .............   892,600    118,604,225
 Immunex Corporation*  ...................   213,300      8,671,978
 Introgen Therapeutics, Inc.*  ...........   200,000      1,393,750
 Johnson & Johnson  ......................   453,600     47,656,350
 King Pharmaceuticals, Inc.*  ............ 1,886,900     97,529,144
 Merck & Co., Inc.  ......................   296,300     27,741,088
 Pfizer Inc.  ............................ 2,662,500    122,475,000
 QLT Inc.*  ..............................   952,300     26,723,919
 Schering-Plough Corporation  ............   743,500     42,193,625
                                                     --------------
                                                        653,072,700
                                                     --------------

Communication - 6.40%
 BellSouth Corporation  ..................   800,000     32,750,000
 Cox Communications, Inc., Class A*  .....   820,000     38,181,250
 EchoStar Communications Corporation,
   Class A* .............................. 1,664,300     37,914,834
 Sprint Corporation - PCS Group*  ........ 3,398,800     69,462,975
 Vodafone Group Plc, ADR  ................   949,700     34,011,131
                                                     --------------
                                                        212,320,190
                                                     --------------

Depository Institutions - 2.05%
 Concord EFS, Inc.*  ..................... 1,550,000     68,103,125
                                                     --------------

Electronic and Other Electric Equipment - 16.91%
 Analog Devices, Inc.*  .................. 1,138,800     58,292,325
 Broadcom Corporation, Class A*  .........   262,500     22,058,203
 General Electric Company  ...............   975,000     46,739,063
 Integrated Device Technology, Inc.*  ....   494,600     16,306,344
 JDS Uniphase Corporation*  ..............   309,600     12,887,100
 LSI Logic Corporation*  .................   461,900      7,893,871

                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment (Continued)
 McData Corporation*  ....................   958,700  $  52,518,784
 Maxim Integrated Products, Inc.*  .......   962,200     45,975,119
 Micron Technology, Inc.*  ...............   958,000     34,009,000
 Network Appliance, Inc.*  ...............   359,000     23,043,312
 Nokia Corporation, Series A, ADR  ....... 2,587,400    112,551,900
 Nortel Networks Corporation  ............ 1,464,800     46,965,150
 Sanmina Corporation*  ...................   803,200     61,570,300
 Sycamore Networks, Inc.*  ...............   540,200     20,240,619
                                                     --------------
                                                        561,051,090
                                                     --------------

Engineering and Management Services - 4.72%
 Celgene Corporation*  ...................   173,800      5,664,794
 ICOS Corporation*  ......................   778,000     40,431,687
 Incyte Pharmaceuticals, Inc.*  .......... 1,800,000     44,718,750
 Paychex, Inc.  .......................... 1,350,000     65,685,938
                                                     --------------
                                                        156,501,169
                                                     --------------

Health Services - 0.94%
 Tenet Healthcare Corporation*  ..........   700,000     31,106,250
                                                     --------------

Industrial Machinery and Equipment - 11.03%
 Applied Materials, Inc.*  ...............   815,100     31,126,631
 Caterpillar Inc.  ....................... 1,116,700     52,833,869
 Cisco Systems, Inc.*  ................... 1,501,800     57,443,850
 Cooper Cameron Corporation*  ............   257,300     16,997,881
 EMC Corporation*  ....................... 1,015,160     67,508,140
 Extreme Networks, Inc.*  ................   600,000     23,493,750
 Ingersoll-Rand Company  .................   918,100     38,445,438
 Juniper Networks, Inc.*  ................   227,500     28,693,437
 Sun Microsystems, Inc.*  ................ 1,769,600     49,272,300
                                                     --------------
                                                        365,815,296
                                                     --------------

Instruments and Related Products - 3.24%
 Beckman Coulter, Inc.  ..................   302,600     12,690,288
 Guidant Corporation*  ...................   862,400     46,515,700
 Medtronic, Inc.  ........................   800,000     48,300,000
                                                     --------------
                                                        107,505,988
                                                     --------------

Motion Pictures - 0.63%
 Time Warner Incorporated  ...............   400,000     20,896,000
                                                     --------------

                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 3.02%
 Apache Corporation  ..................... 1,160,300 $   81,293,519
 Schlumberger Limited  ...................   237,500     18,985,156
                                                     --------------
                                                        100,278,675
                                                     --------------

Stone, Clay and Glass Products - 0.56%
 Corning Incorporated  ...................   350,000     18,484,375
                                                     --------------

Transportation Equipment - 5.46%
 Boeing Company (The)  ................... 1,195,900     78,929,400
 General Dynamics Corporation  ...........   670,100     52,267,800
 Lockheed Martin Corporation  ............ 1,469,800     49,899,710
                                                     --------------
                                                        181,096,910
                                                     --------------

TOTAL COMMON STOCKS - 84.06%                         $2,788,379,918
 (Cost: $2,074,692,806)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 0.30%
 PHH Corp.,
   7.0%, 1-11-01 .........................   $10,000      9,980,556
                                                     --------------

 Chemicals and Allied Products - 0.38%
 Johnson & Johnson,
   6.32%, 2-2-01 .........................    12,767     12,695,278
                                                     --------------

 Communication - 2.94%
 AT&T Corp.,
   6.88%, 2-14-01 ........................     1,000        991,591
 BellSouth Telecommunications, Inc.,
   6.4%, 2-1-01 ..........................    20,100     19,989,227
 Dominion Resources, Inc.:
   6.93%, 1-9-01 .........................     7,700      7,688,142
   6.97%, 1-11-01 ........................    10,000      9,980,639
 SBC Communications Inc.:
   6.54%, 1-10-01 ........................    25,000     24,959,125
   6.52%, 1-12-01 ........................    24,075     24,027,037
 Verizon Network Funding Corporation,
   6.62%, 1-23-01 ........................    10,000      9,959,544
                                                     --------------
                                                         97,595,305
                                                     --------------
                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Depository Institutions - 0.30%
 National Australia Funding (DE) Inc.,
   6.57%, 1-4-01 .........................   $10,000  $   9,994,525
                                                     --------------

 Electric, Gas and Sanitary Services - 1.04%
 Nicor Inc.,
   6.58%, 1-25-01 ........................     6,000      5,973,680
 Northern Illinois Gas Company,
   6.5%, 2-1-01 ..........................    10,678     10,618,233
 OGE Energy Corp.,
   7.0%, 1-4-01 ..........................     4,986      4,983,092
 Pacific Gas & Electric Co.,
   6.65%, 1-26-01 ........................    13,000     12,939,965
                                                     --------------
                                                         34,514,970
                                                     --------------

 Electronic and Other Electric Equipment - 0.30%
 Sony Capital Corp.,
   6.55%, 1-4-01 .........................    10,000      9,994,542
                                                     --------------

 Fabricated Metal Products - 0.20%
 Danaher Corporation,
   6.6463%, Master Note ..................     6,559      6,559,000
                                                     --------------

 Food and Kindred Products - 1.11%
 ConAgra Inc.,
   7.57%, 1-11-01 ........................    13,500     13,471,612
 General Mills, Inc.,
   6.7963%, Master Note ..................     2,276      2,276,000
 McCormick & Co. Inc.:
   7.05%, 1-17-01 ........................    15,000     14,953,000
   7.05%, 1-26-01 ........................     6,000      5,970,625
                                                     --------------
                                                         36,671,237
                                                     --------------

 Food Stores - 0.45%
 Albertson's Inc.,
   7.95%, 1-10-01 ........................    15,000     14,970,187
                                                     --------------

 Industrial Machinery and Equipment - 0.60%
 Ingersoll-Rand Company,
   7.2%, 1-10-01 .........................    20,000     19,964,000
                                                     --------------
                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Instruments and Related Products - 1.18%
 Honeywell International Inc.,
   6.53%, 1-10-01 ........................   $23,000  $  22,962,453
 Snap-On Inc.,
   6.52%, 1-11-01 ........................    16,100     16,070,841
                                                     --------------
                                                         39,033,294
                                                     --------------

 Insurance Carriers - 0.99%
 SAFECO Credit Co. Inc.,
   7.07%, 1-22-01 ........................    20,000     19,917,517
 USAA Capital Corp.:
   6.48%, 1-11-01 ........................     8,108      8,093,406
   6.37%, 2-1-01 .........................     5,000      4,972,573
                                                     --------------
                                                         32,983,496
                                                     --------------

 Nondepository Institutions - 1.29%
 General Electric Capital Corporation:
   6.6%, 1-11-01 .........................    10,500     10,480,750
   6.6%, 1-12-01 .........................    15,000     14,969,750
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     8,000      7,995,640
 IBM Credit Corp.,
   7.04%, 1-2-01 .........................     9,276      9,274,186
                                                     --------------
                                                         42,720,326
                                                     --------------
 Paper and Allied Products - 0.51%
 Kimberly-Clark Corp.,
   6.48%, 1-18-01 ........................   $16,857   $ 16,805,418
                                                     --------------

 Petroleum and Coal Products - 1.35%
 BP Amoco Capital Plc,
   6.52%, 1-9-01 .........................    20,000     19,971,022
 ExxonMobil Australia Pty. Ltd.
   (Exxon Mobil Corporation),
   6.54%, 1-10-01 ........................    25,000     24,959,125
                                                     --------------
                                                         44,930,147
                                                     --------------

 Primary Metal Industries - 0.84%
 Alcoa Incorporated,
   6.48%, 1-25-01 ........................    27,850     27,729,688
                                                     --------------

                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Printing and Publishing - 0.45%
 American Greetings Corp.,
   7.35%, 1-10-01 ........................   $15,000  $  14,972,437
                                                     --------------

 Stone, Clay and Glass Products - 0.75%
 Minnesota Mining & Manufacturing Co.,
   6.38%, 1-23-01 ........................    25,000     24,902,528
                                                     --------------

 Tobacco Products - 0.63%
 Philip Morris Companies Inc.:
   6.6%, 1-11-01 .........................    15,000     14,972,500
   6.69%, 1-11-01 ........................     6,000      5,988,850
                                                     --------------
                                                         20,961,350
                                                     --------------

Total Commercial Paper - 15.61%                        $517,978,284

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.22%
 Primary Metal Industries
 CSN Overseas (Barclays Bank PLC),
   6.5%, 2-8-01 ..........................     7,350      7,299,571
                                                     --------------

Municipal Obligations
 California -1.16%
 Oakland-Alameda County Coliseum Authority, Lease
   Revenue Bonds (Oakland Arena Project),
   1996 Series A-2 Variable Rate Lease Revenue Bonds
   (Taxable), (Canadian Imperial Bank of Commerce),
   6.73%, 1-3-01 .........................    22,800     22,800,000
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds (Shell Martinez Refining
   Company Project), Series 1996 (Taxable),
   6.54%, 1-2-01 .........................    15,653     15,653,000
                                                     --------------
                                                         38,453,000
                                                     --------------

 Louisiana - 0.15%
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   6.65%, 1-10-01 ........................     5,000      5,000,000
                                                     --------------
                See Notes to Schedule of Investments on page 50.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
Kentucky - 0.24%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds,
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.82%, 1-4-01 .........................    $8,035  $   8,035,000
                                                     --------------

Washington - 0.01%
 Wenatchee Valley Clinic, P.S., Floating Rate
   Taxable Bonds, Series 1998 (U.S. Bank
   National Association),
   6.75%, 1-4-01 .........................       100        100,000
                                                     --------------

Total Municipal Obligations - 1.56%                  $   51,588,000

TOTAL SHORT-TERM SECURITIES - 17.39%                 $  576,865,855
 (Cost: $576,865,855)

TOTAL INVESTMENT SECURITIES - 101.45%                $3,365,245,773
 (Cost: $2,651,558,661)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.45%)     (48,039,221)

NET ASSETS - 100.00%                                 $3,317,206,552


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SCIENCE AND TECHNOLOGY FUND
December 31, 2000
(In Thousands)
ASSETS
  Investment securities --
     at value (Notes 1 and 3) .................   $3,365,246
  Cash  .......................................            3
  Receivables:
     Fund shares sold .........................        3,317
     Dividends and interest ...................          840
  Prepaid insurance premium  ..................           24
                                                  ----------
       Total assets  ..........................    3,369,430
                                                  ----------
LIABILITIES
  Payable to Fund shareholders  ...............       50,593
  Accrued transfer agency and
     dividend disbursing (Note 2) .............          600
  Accrued service fee (Note 2)  ...............          585
  Accrued management fee (Note 2)  ............          224
  Accrued distribution fee (Note 2)  ..........          104
  Accrued accounting services fee (Note 2)  ...           10
  Accrued shareholder servicing -- Class Y (Note 2)        3
  Other  ......................................          104
                                                  ----------
       Total liabilities  .....................       52,223
                                                  ----------
          Total net assets ....................   $3,317,207
                                                  ==========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock ............................   $  304,500
     Additional paid-in capital................    2,260,068
  Accumulated undistributed income:
     Accumulated undistributed net
       investment income  .....................        1,162
     Accumulated undistributed net realized
       gain on investment transactions ........       37,798
     Net unrealized appreciation of
       investments  ...........................      713,679
                                                  ----------
       Net assets applicable to outstanding
          units of capital ....................   $3,317,207
                                                  ==========
Net asset value per share
  (net assets divided by
  shares outstanding):
  Class A  ....................................       $10.90
  Class B  ....................................       $10.66
  Class C  ....................................       $10.67
  Class Y  ....................................       $11.12
Capital shares outstanding:
  Class A  ....................................      295,852
  Class B  ....................................        5,369
  Class C  ....................................          842
  Class Y  ....................................        2,437
Capital shares authorized .....................      490,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SCIENCE AND TECHNOLOGY FUND
For the Fiscal Year Ended December 31, 2000
(In Thousands)
INVESTMENT INCOME
  Income (Note 1B):
     Interest and amortization ................   $   43,089
     Dividends (net of foreign withholding
       taxes of $3)  ..........................        7,027
                                                   ---------
       Total income  ..........................       50,116
                                                   ---------
  Expenses (Note 2):
     Investment management fee ................       32,296
     Service fee:
       Class A  ...............................        9,074
       Class B  ...............................          121
       Class C  ...............................           20
     Transfer agency and dividend disbursing:
       Class A  ...............................        5,361
       Class B  ...............................          304
       Class C  ...............................           47
     Distribution fee:
       Class A  ...............................          543
       Class B  ...............................          372
       Class C  ...............................           61
     Custodian fees ...........................          142
     Accounting services fee ..................          106
     Shareholder servicing -- Class Y..........           50
     Legal fees ...............................           34
     Audit fees ...............................           20
     Other ....................................          403
                                                   ---------
       Total expenses  ........................       48,954
                                                   ---------
          Net investment income ...............        1,162
                                                   ---------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on investments  ...........    1,116,743
  Unrealized depreciation in value
     of investments during the period..........   (1,687,573)
                                                   ---------
     Net loss on investments ..................     (570,830)
                                                   ---------
       Net decrease in net assets
          resulting from operations............   $ (569,668)
                                                    ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SCIENCE AND TECHNOLOGY FUND
(In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2000       1999
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income (loss) ...   $    1,162  $  (17,479)
     Realized net gain
       on investments  ..............    1,116,743     288,535
     Unrealized appreciation
       (depreciation)  ..............   (1,687,573)  1,604,183
                                        ----------  ----------
       Net increase (decrease) in net
          assets resulting from
          operations ................     (569,668)  1,875,239
                                        ----------  ----------
  Distributions to shareholders
     from realized net gains on
     investment transactions (Note 1E):*
       Class A  .....................   (1,080,942)   (280,167)
       Class B  .....................      (18,653)       (988)
       Class C  .....................       (2,853)       (171)
       Class Y  .....................       (8,720)     (2,276)
                                        ----------  ----------
                                        (1,111,168)   (283,602)
                                        ----------  ----------
  Capital share transactions (Note 5)    1,202,589     529,334
                                        ----------  ----------
     Total increase (decrease) ......     (478,247)  2,120,971
NET ASSETS
  Beginning of period  ..............    3,795,454   1,674,483
                                        ----------  ----------
  End of period  ....................   $3,317,207  $3,795,454
                                        ==========  ==========
     Undistributed net
       investment income  ...........       $1,162        $---
                                            ======      ======

*See "Financial Highlights" on pages 54 - 57.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*

                           For the fiscal year ended December 31,
                            -----------------------------------------
                               2000   1999    1998   1997    1996
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period        $18.43  $ 9.91  $6.71   $7.78  $7.63
                             -----   -----   ----   -----  -----
Income (loss) from investment
 operations:
 Net investment income (loss)  0.01  (0.09)  (0.03) (0.01) (0.02)
 Net realized and
   unrealized gain (loss) on
   investments .....          (2.37) 10.12    3.93   0.46  0.66
                             -----   -----   ----   -----  -----
Total from investment
 operations  .......          (2.36) 10.03    3.90   0.45  0.64
                             -----   -----   ----   -----  -----
Less distributions from
 capital gains  ....          (5.17) (1.51)  (0.70) (1.52) (0.49)
                             -----   -----   ----   -----  -----
Net asset value,
 end of period  ....         $10.90 $18.43   $9.91  $6.71   $7.78
                            ======  ======  =====  ====== ======
Total return** .....         -13.97%102.93%  59.31%  7.22%  8.35%
Net assets, end of
 period (in
 millions)  ........        $3,224  $3,744 $1,668  $1,063   $981
Ratio of expenses to
 average net assets           1.21%   1.16%  1.05%   1.02%  0.98%
Ratio of net investment
 income (loss) to average
 net assets  .......           0.04% -0.79%  -0.37% -0.18%  -0.33%
Portfolio turnover
 rate  .............          80.14% 40.35%  55.70% 87.68%  33.90%

  *Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/4/99*
                     ended         through
                  12/31/00         12/31/99
                  ---------        -------
Net asset value,
 beginning of period $18.37         $12.64
                     -----          -----
Income (loss) from investment
 operations:
 Net investment loss  (0.13)         (0.04)
 Net realized and
   unrealized gain (loss)
   on investments ..  (2.41)          7.28
                     -----          -----
Total from investment
 operations  .......  (2.54)          7.24
                     -----          -----
Less distributions from
 capital gains  ....  (5.17)         (1.51)
                     -----          -----
Net asset value,
 end of period  .... $10.66         $18.37
                     =====          =====
Total return ....... -15.01%         58.62%
Net assets, end of
 period (in
 millions)  ........    $57            $17
Ratio of expenses to
 average net assets    2.45%          2.64%**
Ratio of net investment
 loss to average
 net assets  .......  -1.00%         -2.35%**
Portfolio turnover
 rate  .............  80.14%         40.35%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                   For the          period
                    fiscal            from
                      year         10/4/99*
                     ended         through
                  12/31/00         12/31/99
                  ---------        -------
Net asset value,
 beginning of period $18.38         $12.64
                     -----          -----
Income (loss) from investment
 operations:
 Net investment loss (0.13)         (0.04)
 Net realized and
   unrealized gain (loss)
   on investments ..  (2.41)          7.29
                     -----          -----
Total from investment
 operations  .......  (2.54)          7.25
                     -----          -----
Less distributions
 from capital gains  (5.17)         (1.51)
                     -----          -----
Net asset value,
 end of period  .... $10.67         $18.38
                     =====          =====
Total return ....... -15.01%         58.70%
Net assets, end of
 period (in
 millions)  ........     $9             $3
Ratio of expenses to
 average net assets    2.42%          2.42%**
Ratio of net investment
 loss to average
 net assets  .......  -1.00%         -2.19%**
Portfolio turnover
 rate  .............  80.14%         40.35%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*


                                 For the fiscal year      For the
                                  ended December 31,     period from
                          -------------------------------- 2/27/96** to
                               2000   1999    1998   1997  12/31/96
                              -----  -----   -----  -----  ----------
Net asset value,
 beginning of period        $18.65  $ 9.98  $6.74   $7.79     $8.02
                             -----  -----    ----  -----   -----
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........           0.02  (0.04)  (0.01) (0.00)  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.38) 10.22    3.95   0.47    0.27
                             -----  -----    ----  -----   -----
Total from investment
 operations  .......          (2.36) 10.18    3.94   0.47    0.26
                             -----  -----    ----  -----   -----
Less distributions from
 capital gains  ....          (5.17) (1.51)  (0.70) (1.52)  (0.49)
                             -----  -----    ----  -----   -----
Net asset value,
 end of period  ....         $11.12 $18.65   $9.98  $6.74   $7.79
                             =====  =====    ====  =====   =====
Total return .......         -13.80%103.72%  59.71%  7.43%   3.25%
Net assets, end of
 period (in
 millions)  ........            $27    $31      $6     $4      $3
Ratio of expenses to
 average net assets           0.98%   0.95%  0.79%   0.85%    0.80%***
Ratio of net investment
 income (loss) to average
 net assets  .......           0.26% -0.59%  -0.12% -0.01%  -0.12%***
Portfolio turnover
 rate  .............          80.14% 40.35%  55.70% 87.68%  33.90%***

  *Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income (loss) and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and
     asked prices quoted by major dealers in such stocks.   Securities for which
     quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2000, Accumulative Fund and Core Investment Fund, respectively, reclassified $340,831 and $582,421 between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

                                                            Annual
Fund                     Net Asset Breakpoints              Rate
---------------------------------------------------------------------
Waddell & Reed Advisors Accumulative Fund
                         Up to $1 Billion                   .700%
                         Over $1 Billion up to $2 Billion   .650%
                         Over $2 Billion up to $3 Billion   .600%
                         Over $3 Billion                    .550%

Waddell & Reed Advisors Core Investment Fund
                         Up to $1 Billion                   .700%
                         Over $1 Billion up to $2 Billion   .650%
                         Over $2 Billion up to $3 Billion   .600%
                         Over $3 Billion up to $6 Billion   .550%
                         Over $6 Billion                    .500%

Waddell & Reed Advisors Science and
  Technology Fund        Up to $1 Billion                   .850%
                         Over $1 Billion up to $2 Billion   .830%
                         Over $2 Billion up to $3 Billion   .800%
                         Over $3 Billion                    .760%

The Corporation accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, each Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0  to $   10               $      0
          From $   10  to $   25               $ 10,000
          From $   25  to $   50               $ 20,000
          From $   50  to $  100               $ 30,000
          From $  100  to $  200               $ 40,000
          From $  200  to $  350               $ 50,000
          From $  350  to $  550               $ 60,000
          From $  550  to $  750               $ 70,000
          From $  750  to $1,000               $ 85,000
               $1,000 and Over                 $100,000

     For Class A, Class B and Class C shares, the Corporation pays WARSCO a per account charge for transfer agency and dividend disbursement services for each shareholder account which was in existence at any time during the prior month. The monthly fee is as follows: Accumulative Fund and Science and Technology Fund
- $1.3625; Core Investment Fund - $1.4125. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Corporation paid WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended December 31, 2000, W&R received the following amounts in gross sales commissions and deferred sales charges.

                                                       CDSC
                                   Gross Sales    -----------------
                                   Commissions    Class B   Class C
     Waddell & Reed Advisors
      Accumulative Fund           $ 3,382,522    $ 7,132   $ 1,324
     Waddell & Reed Advisors
      Core Investment Fund         16,003,927     90,225     8,823
     Waddell & Reed Advisors Science
       and Technology Fund         12,267,878     76,514    14,317

       With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended December 31, 2000, W&R paid the following amounts: Waddell & Reed Advisors Accumulative Fund - $2,256,672; Waddell & Reed Advisors Core Investment Fund - $10,526,452 and Waddell & Reed Advisors Science and Technology Fund - $8,355,214.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay Waddell & Reed, Inc. a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     Waddell & Reed Advisors Accumulative Fund paid Directors' fees of $72,460, which are included in other expenses. Waddell & Reed Advisors Core Investment Fund paid Directors' fees of $266,843, which are included in other expenses. Waddell & Reed Advisors Science and Technology Fund paid Directors' fees of $120,742, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended December 31, 2000 are summarized as follows:

                                                     Waddell &
                            Waddell &      Waddell &  Reed Advisors
                        Reed Advisors Reed Advisors Science and
                         Accumulative Core Investment    Technology
                                 Fund           Fund           Fund
                          -----------   ------------   ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities $8,876,048,001 $4,090,292,716$ 2,641,963,125
Purchases of U.S. Government
 obligations                      ---            ---            ---
Purchases of short-term
 securities             7,306,066,103  6,184,640,334 15,197,598,336
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  8,915,241,300  4,402,198,635  2,945,029,262
Proceeds from maturities and
 sales of U.S. Government
 obligations                      ---     37,000,000            ---
Proceeds from maturities and sales
 of short-term securities7,272,559,825 6,466,157,858 14,796,470,891


     For Federal income tax purposes, cost of investments owned at December 31, 2000 and the related appreciation (depreciation) were as follows:

                                                                  Aggregate
                                 Cost Appreciation(Depreciation)Appreciation
                       -------------- --------------------------------------
Waddell & Reed Advisors
 Accumulative Fund     $2,607,434,903$ 241,298,043$(153,638,984)$87,659,059
Waddell & Reed Advisors
 Core Investment Fund   6,267,691,9112,956,398,575(638,613,023)2,317,785,552
Waddell & Reed Advisors
 Science and Technology Fund2,652,676,155932,680,169(220,110,551)712,569,618

NOTE 4 -- Federal Income Tax Matters


     The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund realized capital gain net income of $731,136,525, $1,702,512,712 and $1,117,859,646, respectively, during the year ended December 31, 2000, a portion of which was paid to shareholders during the period ended December 31, 2000. Remaining capital gain net income will be distributed to each Fund's shareholders.


NOTE 5 -- Multiclass Operations

     Each Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the period ended December 31, 2000 are summarized below. Amounts are in thousands.

                                        Waddell &     Waddell &
                          Waddell & Reed Advisors    Reed Advisors
                      Reed Advisors          Core   Science and
                       Accumulative    Investment    Technology
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       31,137        91,714       115,792
 Class B .............        1,642         7,560         3,183
 Class C .............          347         1,941           605
 Class Y  ............          121         4,389         1,326
Shares issued from
 reinvestment of dividends
 and/or capital gains distribution:
 Class A  ............       62,375       223,601        88,294
 Class B .............          482         2,053         1,662
 Class C .............           88           446           255
 Class Y  ............          164         6,031           519
Shares redeemed:
 Class A  ............      (38,201)     (151,399)     (111,350)
 Class B .............         (120)         (942)         (420)
 Class C .............          (34)         (277)         (173)
 Class Y  ............          (85)      (15,540)       (1,073)
                         ----------   -----------    ----------
Increase (decrease) in
 outstanding capital
 shares  .............       57,916      169,577         98,620
                         ==========   ===========    ==========
Value issued from sale
 of shares:
 Class A  ............     $307,326    $  800,062    $2,131,530
 Class B .............       16,062        65,702        59,021
 Class C .............        3,404        16,845        11,126
 Class Y  ............        1,209        38,498        23,947
Value issued from
 reinvestment of dividends and/or
 capital gains distribution:
 Class A  ............      515,628     1,577,716     1,003,921
 Class B .............        3,959        14,310        18,503
 Class C .............          721         3,102         2,841
 Class Y  ............        1,354        42,671         6,020
Value redeemed:
 Class A  ............     (383,969)   (1,307,433)   (2,024,166)
 Class B .............       (1,187)       (7,938)       (6,990)
 Class C .............         (341)       (2,419)       (3,056)
 Class Y  ............         (832)     (133,597)      (20,108)
                           --------      --------     ---------
Increase in
 outstanding capital       $463,334   $1,107,519     $1,202,589
                           ========      ========     =========

     Transactions in capital stock for the period ended December 31, 1999 are summarized below. Amounts are in thousands.

                                                      Waddell &
                          Waddell &     Waddell & Reed Advisors
                      Reed Advisors Reed Advisors   Science and
                       AccumulativeCore Investment   Technology
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       20,270        95,818        70,704
 Class B .............          275         1,568           888
 Class C .............           34           162           145
 Class Y  ............          304         6,515         1,484
Shares issued from
 reinvestment of dividends and/or
 capital gains distribution:
 Class A  ............       28,019        67,006        16,066
 Class B .............           26            77            60
 Class C .............            4            8             10
 Class Y  ............           65         2,656            94
Shares redeemed:
 Class A  ............      (27,719)     (146,624)      (52,059)
 Class B .............          (13)          (34)           (4)
 Class C .............         (---)*          (1)           (1)
 Class Y  ............         (291)      (27,430)         (504)
                             ------        ------       -------
Increase (decrease) in
 outstanding capital
 shares  .............       20,974          (279)       36,883
                             ======        ======       =======
Value issued from sale
 of shares:
 Class A  ............     $176,177    $  746,043      $884,275
 Class B .............        2,464        12,526        13,812
 Class C .............          309         1,289         2,282
 Class Y  ............        2,560        50,345        18,437
Value issued from
 reinvestment of dividends and/or
 capital gains distribution:
 Class A  ............      236,622       524,162       266,218
 Class B .............          223           606           988
 Class C .............           34            66           171
 Class Y  ............          550        20,760         1,577
Value redeemed:
 Class A  ............     (245,823)   (1,151,669)     (652,677)
 Class B .............         (122)         (277)          (72)
 Class C .............         (---)*          (8)          (10)
 Class Y  ............       (2,467)     (215,601)       (5,667)
        ..............     --------      --------     ---------
Increase (decrease) in
 outstanding capital       $170,527    $  (11,758)     $529,334
                           ========      ========     =========
     *Not shown due to rounding.

Note 6 -- Securities Loaned

     On December 31, 2000 there were no securities outstanding on loan. If securities were on loan, however, the aggregate amount of such loans must be secured by 100% of the market value of the securities loaned. The Fund derives income from its securities lending activities. These arrangements may be terminated by the borrower or the Fund upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Fund has the right to use the collateral to purchase similar or other securities. During the period ended December 31, 2000, Waddell & Reed Advisors Accumulative Fund derived approximately $49,750 of income, net of related expenses, from its security lending activity.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund (formerly Waddell & Reed Advisors Income Fund), and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of December 31, 2000, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of three of the Funds within Waddell & Reed Advisors Funds, Inc. as of December 31, 2000, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001

INCOME TAX INFORMATION
December 31, 2000

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 2000 Federal income tax return.

                        Per-Share Amounts Reportable As:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  --------------------------------------------------------------
-
  Record         Ordinary      Long-Term                     Non- Long-Term
    Date    Total  Income   Capital Gain     QualifyingQualifyingCapital Gain
----------- ------------- ---------------      ----------------------------
                   Waddell & Reed Advisors Accumulative Fund
                                    Class A
  06-14-00 $0.0110  $0.0110      $   ---        $0.0110   $   ---   $   ---
  12-13-00  2.4000   2.0694       0.3306         0.0600    2.0094    0.3306
            ------  -------      -------        -------   -------   -------
     Total $2.4110  $2.0804      $0.3306        $0.0710   $2.0094   $0.3306
            ======  =======      =======        =======   =======   =======
                   Waddell & Reed Advisors Accumulative Fund
                              Class B AND Class C
  12-13-00 $2.3400  $2.0094      $0.3306        $   ---   $2.0094   $0.3306
            ======  =======      =======        =======   =======   =======
                   Waddell & Reed Advisors Accumulative Fund
                                    Class Y
  06-14-00 $0.0210  $0.0210      $   ---        $0.0210   $   ---   $   ---
  12-13-00  2.4100   2.0794       0.3306         0.0700    2.0094    0.3306
            ------  -------      -------        -------   -------   -------
     Total $2.4310  $2.1004      $0.3306        $0.0910   $2.0094   $0.3306
            ======  =======      =======        =======   =======   =======
              Waddell & Reed Advisors Core Investments Income Fund
                                    Class A
  03-15-00 $0.0050  $0.0050      $   ---        $0.0042   $0.0008   $   ---
  06-14-00  0.0020   0.0020          ---         0.0020       ---       ---
  12-13-00  1.8200   0.2492       1.5708            ---    0.2492    1.5708
            ------  -------      -------        -------   -------   -------
     Total $1.8270  $0.2562      $1.5708        $0.0062   $0.2500   $1.5708
            ======  =======      =======        =======   =======   =======
              Waddell & Reed Advisors Core Investments Income Fund
                              Class B AND Class C
  12-13-00 $1.8200  $0.2492      $1.5708        $   ---   $0.2492   $1.5708
            ======  =======      =======        =======   =======   =======
              Waddell & Reed Advisors Core Investments Income Fund
                                    Class Y
  03-15-00 $0.0090  $0.0090      $   ---        $0.0076   $0.0014   $   ---
  06-14-00  0.0070   0.0070          ---         0.0070       ---       ---
  12-13-00  1.8200   0.2492       1.5708            ---    0.2492    1.5708
            ------  -------      -------        -------   -------   -------
     Total $1.8360  $0.2652      $1.5708        $0.0146   $0.2506   $1.5708
            ======  =======      =======        =======   =======   =======
              Waddell & Reed Advisors Science and Technology Fund
                     Class A, Class B, Class C AND Class Y
  12-13-00 $5.1700  $0.5490      $4.6210        $   ---   $0.5490   $4.6210
            ======  =======      =======        =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
James C. Cusser, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Antonio Intagliata, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Zachary H. Shafran, Vice President
James D. Wineland, Vice President

The Waddell & Reed Advisors Group of Mutual Funds
-------------------------------------------------------------------

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.







------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355



Our INTERNET address is:
  http://www.waddell.com


NUR1022A(12-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.